Exhibit 99.1

PRESS RELEASE

US $

Resolute Prices $300 Million Senior Unsecured Notes Offering

MONTRÉAL, CANADA, January 20, 2021 – Resolute Forest Products Inc. (NYSE: RFP) (TSX: RFP) today announced that it priced the private offering of $300 million aggregate principal amount of its senior unsecured notes due 2026 (the “2026 Notes”) at 4.875% and 100% of par value. The 2026 Notes will be unsecured and will be guaranteed by all of Resolute’s material wholly owned U.S. subsidiaries. Resolute expects to use the net proceeds from the offering of the 2026 Notes, together with cash on hand and/or borrowings under the Company’s senior secured asset-based revolving credit facility and/or its senior secured credit facility, to redeem all of its outstanding 5.875% senior notes due 2023 (the “2023 Notes”), of which $375 million aggregate principal amount is currently outstanding. The Company today instructed the 2023 Notes indenture trustee to give a notice of redemption to redeem all outstanding 2023 Notes on February 18, 2021 at a price of 100.000% of the aggregate principal amount thereof, plus interest to, but not including the redemption date and depositing the redemption price for the 2023 Notes with the 2023 Notes indenture trustee. The redemption is conditional on, among other things, the Company’s successful consummation of the sale of the 2026 Notes. The 2026 Notes offering is expected to close on February 2, 2021, subject to customary closing conditions.

The 2026 Notes are being offered and sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, and to non-U.S. persons in reliance on Regulation S under the Securities Act. The 2026 Notes have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the 2026 Notes may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is not a notice of redemption for the 2023 Notes. This press release is issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statements Regarding Forward-Looking Information

Statements in this press release that are not reported financial results or other historical information of Resolute are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements relating to the impact of the novel coronavirus (or, “COVID-19”) pandemic and resulting economic conditions on Resolute’s business, results of operations and market price of its securities, and to its: efforts and initiatives to reduce costs, increase revenues, and improve profitability; business and operating outlook; future pension obligations; assessment of market conditions; growth strategies and prospects, and the growth potential of Resolute and the industry in which it operates; liquidity; future cash flows, including as a result of the changes to Resolute’s pension funding obligations; estimated capital expenditures; and strategies for achieving its goals generally. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “see,” “anticipate,” “continue,” “attempt,” “focus on,” “improve,” “challenge,” “positioned,” “maintain,” “strive,” “trend,” “strategy,” “seek,” “evolve,” “vision,” “commit,” “develop,” “project,” “progress,” “build,” “pursue,” “plan,” “grow” and other terms with similar meaning indicating possible future events or potential impact on Resolute’s business or its shareholders.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs, and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. The potential risks and uncertainties that could cause Resolute’s actual future financial condition, results of operations and performance to differ materially from those expressed or implied in this press release include, but are not limited to, the impact of: the COVID-19 pandemic and resulting economic conditions; developments in non-print media, and the effectiveness of Resolute’s responses to these developments; intense competition in the forest products industry; any inability to offer products certified to globally recognized forestry management and chain of custody standards; any inability to successfully implement Resolute’s strategies to increase its earnings power; the possible failure to successfully integrate acquired businesses with Resolute or to realize the anticipated benefits of acquisitions, such as its entry into wood manufacturing in the U.S., and tissue production and sales, or divestitures or other strategic transactions or projects, including loss of synergies following business divestitures; uncertainty or changes in political or economic conditions in the U.S., Canada or other countries in which Resolute sells its products, including the effects of pandemics; global economic conditions; the highly cyclical nature of the forest products industry; any difficulties in obtaining timber or wood fiber at favorable prices, or at all; changes in the cost of purchased energy and other raw materials; physical and financial risks associated with global, regional, and local weather conditions, and climate change; any disruption in operations or increased labor costs due to labor disputes or occupational health and safety issues; difficulties in Resolute’s employee relations or in employee attraction or retention; disruptions to Resolute’s supply chain, operations, or the delivery of its products, including due to public health epidemics; disruptions to Resolute’s information technology systems including cybersecurity incidents; risks related to the operation and transition of legacy system applications; negative publicity, even if unjustified; currency fluctuations; any increase in the level of required contributions to Resolute’s pension plans, including as a result of any increase in the amount by which they are underfunded; Resolute’s ability to maintain adequate capital resources to provide for all of its substantial capital requirements; the terms of Resolute’s outstanding indebtedness, which could restrict its current and future operations; changes relating to the London Interbank Offered Rate, which could impact Resolute’s borrowings under its credit facilities; losses that are not covered by insurance; any shutdown of machines or facilities, restructuring of operations or sale of assets resulting in any additional closure costs and long-lived asset impairment or accelerated depreciation charges; any need to record additional valuation allowances against Resolute’s recorded deferred income tax assets; Resolute’s exports from one country to another country becoming or remaining subject to duties, cash deposit requirements, border taxes, quotas, or other trade remedies or restrictions; countervailing and anti-dumping duties on imports to the U.S. of the vast majority of Resolute’s softwood lumber products produced at its Canadian sawmills; any failure to comply with laws or regulations generally; any additional environmental or health and safety liabilities; any violation of trade laws, export controls, or other laws relating to Resolute’s international sales and operations; adverse outcomes of legal proceedings, claims and governmental inquiries, investigations, and other disputes in which Resolute is involved; the actions of holders of a significant percentage of Resolute’s common stock; and the potential risks and uncertainties set forth under Part I, Item 1A, “Risk Factors,” of Resolute’s annual report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission (or, the “SEC”) on March 2, 2020 which have been heightened by the COVID-19 pandemic, including related governmental responses and economic impacts, market disruptions and changes in consumer habits, and which should be read in conjunction with the COVID-19 pandemic risk factor update further set forth in Part II, Item 1A, “Risk Factors,” in Resolute’s quarterly report on Form 10-Q for the quarter ended September 30, 2020, filed with the SEC on November 9, 2020.

All forward-looking statements are expressly qualified by the cautionary statements contained or referred above and in Resolute’s other filings with the SEC and the Canadian securities regulatory authorities. Resolute disclaims any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by law.

About Resolute Forest Products

Resolute Forest Products is a global leader in the forest products industry with a diverse range of products, including market pulp, tissue, wood products and papers, which are marketed in close to 70 countries. The company owns or operates some 40 facilities, as well as power generation assets, in the United States and Canada. Resolute Forest Products has third-party certified 100% of its managed woodlands to internationally recognized sustainable forest management standards. The shares of Resolute Forest Products trade under the stock symbol RFP on both the New York Stock Exchange and the Toronto Stock Exchange.

Resolute has received regional, North American and global recognition for its leadership in corporate social responsibility and sustainable development, as well as for its business practices.

Contacts

Investors Marianne Limoges Treasurer and Vice President, Investor Relations 514 394-2217 ir@resolutefp.com	Media and Others Seth Kursman Vice President, Corporate Communications, Sustainability and Government Affairs 514 394-2398 seth.kursman@resolutefp.com